SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

25.  SUBSEQUENT EVENTS

Termination of the Online Lottery Business in Europe

The Company is in the process of terminating its online lottery business in Europe which was operated under The Multi Group. As of December 31, 2021, TMG has ceased the business operation under Sweden e-Gaming license. Other business operations have been ceased in January 2022. As of the date of this report, the Company is in the process of surrendering all the e-Gaming licenses with the local authorities. Due to the expansion of the Company’s cryptocurrency mining business, the Company does not expect the termination of its online lottery business in Europe to have a material impact on its operational results or financial position.

Loans entered by and made by the Company

In January 2022, the Company, entered into a loan agreement and a pledge agreement for one year, pursuant to which the lender agreed to lend to the Company funds equal to 65% of the current fair market value (the “Loan-to-Value Ratio”) of 4,000 Ethererum, with a fixed interest rate of 3.25% per annum and 2% service fee. As of the date of this report, the loan principal obtained by the Company is US$6.3 million.

From January to March 2022, the Company entered into loan agreements to lend approximately US$7,028 to Bee Computing (HK) Limited, which conducted the project in research and development of cryptocurrency mining chips and mining machines.